Exhibit 10.2
Execution Copy

AMENDMENT AND AGREEMENT

AMENDMENT AND AGREEMENT, dated as of August 7, 2008 (this “Amendment”), in respect of the Master Repurchase Agreement, dated as of July 20, 2007 (together with Annex I thereto, as both are amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Repurchase Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), by and among ANTHRACITE CAPITAL BOFA FUNDING LLC, as seller (the “Seller”), BANK OF AMERICA, N.A. (“BANA”), BANC OF AMERICA MORTGAGE CAPITAL CORPORATION (“BAMCC”; BANA AND BAMCC, individually and/or collectively, as the context may require, each a “Buyer” and collectively, the “Buyers”), and BANK OF AMERICA N.A. as agent for the Buyers (in such capacity, the “Buyer Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

RECITALS

WHEREAS, the Seller, the Buyers and the Buyer Agent are parties to the Repurchase Agreement;

WHEREAS, as a condition to the Repurchase Agreement, Anthracite Capital, Inc. (“Anthracite”) has executed that certain Guaranty, dated as of July 20, 2007 (the “Guaranty”), made by Anthracite in favor of the Buyer Agent for the benefit of the Buyers;

WHEREAS, pursuant to that certain Portfolio Margin Deficit Notice, dated as of July 29, 2008 (the “July Portfolio Margin Deficit Notice”), the Buyer Agent has (i) notified the Seller that a Portfolio Margin Deficit exists (the “July Portfolio Margin Deficit”) and (ii) requested that the Seller make a partial payment to the Buyer Agent, for the benefit of the Buyers in accordance with the Additional Terms Schedule attached hereto as Schedule 1 (the “Additional Terms Schedule”);

WHEREAS, the July Portfolio Margin Deficit still exists and the Buyer Agent has agreed, subject to the terms hereof, to allow the Seller to pay the remaining balance of the July Portfolio Margin Deficit pursuant to a schedule of payments;

WHEREAS, AHR Capital BOA Limited (“AHR”), a wholly-owned subsidiary of Anthracite, is party to that certain Credit Agreement, dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Anthracite as borrower agent (in such capacity, the “Borrower Agent”), AHR as a borrower, each of the borrowers from time to time party thereto (together with AHR, collectively, the “Borrowers”; the Borrowers and Anthracite, collectively, the “Anthracite CA Parties”) and Bank of America, N.A. as lender (in such capacity, the “Lender”; the Buyers, the Buyer Agent and the Lender, collectively, the “BOA Parties”);

WHEREAS, pursuant to that certain Borrowing Base Deficiency Event Notice, dated as of July 29, 2008 (the “July Borrowing Base Deficiency Event Notice”), the Lender has (i) notified the Anthracite CA Parties that a Borrowing Base Deficiency Event has occurred (the “July Borrowing Base Deficiency Event”) and (ii) requested that the Borrowers make a payment to the Lender in accordance with the Additional Terms Schedule;

WHEREAS, the Lender has agreed, subject to the terms of the CA Amendment (as defined below), to allow the Borrowers to pay outstanding amounts due to the occurrence of the July Borrowing Base Deficiency Event pursuant to a schedule of payments;

WHEREAS, simultaneously with this Amendment, the Anthracite CA Parties and the Lender shall execute an amendment to the Credit Agreement (the “CA Amendment”);

WHEREAS, the Seller has agreed to grant, pursuant to the terms of the Affiliate Security Agreement, dated as of the date hereof (the “Affiliate Security Agreement”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Anthracite CA Parties’ obligations under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), a security interest in the Collateral;

WHEREAS, the Anthracite CA Parties have agreed to amend and restate the Collateral Documents to grant, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of (i) the Seller’s obligations under the Repurchase Agreement, including, without limitation, the Seller’s obligations to make the Repo Deferred Payments (as defined below), and (ii) Borrowers’ obligations under the Credit Agreement, including without limitation, the Borrowers’ obligation to make the CA Deferred Payment (as defined in the CA Amendment), a security interest in the Collateral (as defined in the Credit Agreement);

WHEREAS, the Seller, the Buyers and the Buyer Agent have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreement shall be amended as set forth below.

NOW THEREFORE, the Seller, the Buyers and the Buyer Agent hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, as follows:

SECTION 1. Amendments.

(a) Section 2 of Annex I is hereby amended by deleting the definition of “Termination Date” in its entirety and substituting in lieu thereof the following new definition:

““Termination Date” shall mean September 18, 2010.”

(b) Section 2 of Annex I is hereby amended by adding the following new definitions in proper alphabetical order:

““Additional Terms Schedule” means the Additional Terms Schedule, attached as Schedule 1 to the Amendment and Agreement, as the same may be modified from time to time.

“AHR” means AHR Capital BOA Limited.

“Amendment and Agreement” shall mean that certain Amendment and Agreement, dated as of August 7, 2008, by and among the Seller, the Buyers and the Buyer Agent.

“Asset Attributable Loan Balances” shall mean the term “Asset Attributable Loan Balances” as defined in the Credit Agreement.

“CA Deferred Payment” shall mean the term “CA Deferred Payment” as defined in the Credit Agreement.

“Credit Agreement” shall mean that certain Credit Agreement, dated as of July 20, 2007, by and among Anthracite Capital, Inc. as borrower agent, AHR as a borrower, each of the borrowers from time to time party thereto and the Lender.

“Lender” shall mean Bank of America, N.A.

“Loan” shall mean the term “Loan” as defined in the Credit Agreement.

“Obligations” shall mean the term “Obligations” as defined in the Credit Agreement.

“Repo Deferred Payment” shall have the meaning specified therefor in the Amendment, Agreement and Waiver.

(c) Section 5 of Annex I is hereby amended by inserting the following new subsections in proper numerical order:

“5.7 Notwithstanding anything contained herein to the contrary, and in addition to any other amounts due and payable from time to time under the Repurchase Agreement and the other Transaction Documents, the Seller shall pay to the Buyer Agent, for the benefit of the Buyers, the aggregate Repurchase Price for Purchased Assets as per the Additional Terms Schedule.”

(d) Section 14.1.16(ii)(A) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

“(A) involves the failure to pay any matured obligation or”

(e) Schedule 1-A of Annex I to the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof a new Schedule 1-A, attached hereto as Exhibit A.

SECTION 2. Repo Deferred Payments. The Seller hereby agrees to make and additional payment to the Lender as per the Additional Terms Schedule.

SECTION 3. Guarantor Affirmation. For the avoidance of doubt, the Guarantor hereby agrees and confirms that the Repo Deferred Payments constitute “Guaranteed Obligations” (as such term is defined in the Guaranty).

SECTION 4. Further Assurances. The Seller and Anthracite hereby agree to execute and deliver, or cause to be executed and delivered, from time to time, such additional instruments, certificates or documents, and take such actions as the Buyer Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment, the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement), the Repurchase Agreement and the other Transaction Documents, or of more fully perfecting or renewing the rights of the BOA Parties with respect to (i) the Collateral and (ii) the “Collateral”, as defined in the Affiliate Security Agreement (or, in each case, with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Seller or Anthracite which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by a BOA Party of any power, right, privilege or remedy pursuant to this Amendment, the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement), the Repurchase Agreement and the other Transaction Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Seller and/or Anthracite will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the applicable BOA Party may be required to obtain from the Seller and/or Anthracite for such governmental consent, approval, recording, qualification or authorization.

SECTION 5. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Buyer Agent shall have received:

(a) this Amendment, executed and delivered by a duly authorized officer of each of the Seller and Anthracite;

(b) the Amended and Restated Guaranty, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(c) the Affiliate Security Agreement, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(d) the Additional Security Agreement (Germany), dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(e) the CA Amendment, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Buyer Agent in its sole discretion;

(f) a certificate from each of the Seller and Anthracite, substantially in the form of Exhibit B hereto, dated as of the date hereof, executed and delivered by a duly authorized officer thereof;

(g) legal opinions of US, English and Irish outside counsel to the Anthracite CA Parties and the Seller, as applicable, which shall cover such matters incident to this Amendment and the other documents delivered in connection herewith as the Buyer Agent may require;

(h) a non-refundable amendment fee payable by the Seller to the Buyer Agent, for the benefit of the secured parties, in an amount equal to 0.50% (50.00 basis points) of the Facility Amount; and

(i) such other documents as the Buyer Agent may reasonably request.

SECTION 6. Representations and Warranties. On and as of the date first above written, each of the Seller and Anthracite hereby represents and warrants to the Buyer Agent and the Buyers that (a) it is in compliance with all the terms and provisions set forth in the Transaction Documents as amended hereby on its part to be observed or performed, (b) no Default or Event of Default has occurred and is continuing, and (c) the representations and warranties contained in Section 10 of the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to the Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9. Acknowledgment. Each of the Seller and Anthracite hereby acknowledges that neither the Buyer Agent nor any Buyer currently intends to extend the Termination Date of the Repurchase Agreement to a date later than the applicable date provided under this Amendment.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ANTHRACITE CAPITAL, INC.,
a Maryland corporation, as Guarantor

By: /s/ Richard Shea
Name: Richard Shea
Title: President and COO

ANTHRACITE CAPITAL BOFA FUNDING LLC,
a Delaware limited liability company, as Seller

By: /s/ Richard Shea
Name: Richard Shea
Title: Director and Authorized Signatory

Signature Page to Amendment and Agreement

BANK OF AMERICA N.A.,
as Buyer and as Buyer Agent

By: /s/ Jeffrey B. Hoyle
Name: Jeffrey B. Hoyle
Title: Managing Director

BANC OF AMERICA MORTGAGE CAPITAL CORPORATION,
as Buyer

By: /s/ Peter J. Cookson
Name: Peter J. Cookson
Title: Managing Director

Signature Page to Amendment and Agreement

Exhibit A

SCHEDULE I-A

[Original Purchase Percentages and Applicable Spreads]

A-1

Exhibit B

[Officer’s Certificate]

B-1

Schedule 1

[Additional Terms Schedule]

S1-1